Exhibit 99.1

Report of Independent Certified Public Accountants

IPFS Corporation

For the six-month period ended December 31, 2019

Mayer Hoffman McCann P.C.
700 W 47th St Ste 1100 • Kansas City, MO 64112
Main: 816.945.5600 • Fax: 816.897.1280 • www.mhmcpa.com

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

Board of Directors and Management
IPFS Corporation

We have performed the procedures enumerated below, which were agreed to by the Board of Directors and management of IPFS Corporation (the Company or IPFS), solely to assist you in connection with the ongoing sale and servicing of premium finance receivables pursuant to the Servicing Agreement dated May 1, 2001, restated June 1, 2006, and most recently amended February 15, 2018 (the Servicing Agreement) for the six-month period ended December 31, 2019, between IPFS Corporation, as Servicer, Wells Fargo Bank, National Association (Wells Fargo Bank), as Trustee, and PFS Financing Corp., as Issuer. IPFS Corporation’s management is responsible for the reporting of the ongoing sale and servicing of premium finance receivables pursuant to the Servicing Agreement. This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. The sufficiency of these procedures is solely the responsibility of IPFS Corporation, Wells Fargo Bank, and PFS Financing Corp. Consequently, we make no representation regarding the sufficiency of the procedures described below, either for the purpose for which this report has been requested, or for any other purpose.

Scope of agreed-upon procedures

Pursuant to the Base Indenture under the Servicing Agreement, we performed the following procedures:

a.                   Performed inquiries related to the specific internal accounting control procedures or processing functions relating to IPFS’s credit policies, originations, collections, aging and charge-off functions, and performed certain procedures thereon.

b.                   Performed certain limited procedures, as are discussed more fully below, on one Monthly Servicer Report from each of the Monthly Selected Report Periods (August 2019 and October 2019) and one Weekly Servicer Report from each of the Weekly Selected Report Periods (the week of August 5-9, 2019 and the week of October 21-25, 2019).

c.                    Examined certain documents, records, and procedures of IPFS relating to the allocation of collections, as is described throughout this report.

Member of Kreston International – a global network of independent accounting firms

d.              The monetary amount for reporting a finding from the application of the agreed-upon procedures is an error or difference in excess of $1,500.

The scope and results of our procedures are discussed in greater detail throughout this report. Based on the scope agreed to by IPFS Corporation, Wells Fargo Bank, and PFS Financing Corp., the procedures are subject to a selection risk. Selection risk is the possibility that our conclusions, based on our selections, would be different from that reached if the entire population were subjected to procedures.

Premium finance receivables are maintained on one of the following systems, as described in these procedures: the Premium Loan Underwriting System (PLUS System), the Premium Finance Loan Manager System (PFLM System), the Premium Billing System (PBS), or the PAC 400 System. The listed procedures extend to the loan systems used to maintain the loans. These systems are jointly referred to as Loan Systems throughout this report.

The procedures we performed are as follows:

1.                                      Internal accounting controls procedures

a.                                      IPFS has a policies and procedures manual, covering quoting procedures and branch loan approval limits, updated as of October 26, 2016 (Credit Policy). We inquired of management as to the existence of any significant modifications of IPFS’s established policies and procedures since the latest update. Management stated that no such modifications had been made to established policies and procedures and current operations are conducted in accordance with the established policies and procedures.

b.                                      We inquired as to the audit frequency of IPFS branches. Management informed us that all branches have been audited by IPFS Internal Audit in the past 18 months. We haphazardly selected two branch audits and noted that internal audit reports were completed and reviewed with branch management and IPFS senior management. Branch management indicated that corrective actions had been implemented to address the issues raised by Internal Audit.

c.                                       We requested written confirmation for a random selection of 150 premium finance receivable balances outstanding at December 31, 2019. Following is a summary of results of confirmations selected:

Confirmed without exception	$423,190
Confirmed with exception - resolved	1,987
No reply, alternative procedures performed without exception	653,405
Total subject to confirmation	$1,078,583

The selection above included 150 premium finance receivable balances, of which 39.24% (on a dollar value basis) were confirmed with no exceptions noted, 0.18% were confirmed with exceptions that were satisfactorily resolved, and 60.58% were nonresponsive.

For the premium finance receivables for which we received no reply, and for those confirmed with exception, we performed alternative procedures by agreeing the outstanding principal amount, loan number, annual percentage rate, and monthly payment amount to the Loan Systems. We noted no exceptions.

d.                                      We inquired of management as to the system of controls in place to detect employee or insurance agent fraud. Management represented that the below controls are in place to protect IPFS from the risk of fraud. We did not perform any procedures on the below controls, unless detailed elsewhere in this report.

i.         The Accounts Receivable Team (ART) performs a daily reconciliation of cash activity processed to the Loan Systems for each branch. In addition, month end bank reconciliations are performed by the Company’s accounting department and agreed to the general ledger.

ii.        Some of the processing branches outsource the printing and mailing of checks from the Loan Systems. The remaining branches maintain the blank check stock in a secure location and no account information is preprinted on the checks. In those cases, the Loan Systems print the account number and other account information on the blank checks.

iii.       All Loan Systems provide an electronic feed representing the checks issued. That detail is utilized by either a positive pay or a reverse positive pay system to control the clearing of checks. This system allows IPFS the opportunity to reject any check that does not match the list of those issued. The branch or office manager reviews a list of checks issued by the system as part of the daily procedures.

iv.                     A major portion of cash receipts are directed to regional lockbox locations. These receipts are deposited, and a data file of the payments is used to post those payments to the accounts in the appropriate system.

v.                        As part of the lockbox system for cash receipts, the bank account data for each check received on a majority of the accounts is stored in the Loan Systems. This data is coded to track the source of each receipt to the insured, the insurance agent, or other sources. Fraud reports are generated by the Loan System and are reviewed by the branches to determine the existence of any unusual patterns for receipts.

vi.                     Internal Audit has performed unannounced audits of all branches in the past 18 months.

vii.                  The data in the Loan Systems is compared with employee name, address, and bank account details captured in the payroll system to detect any potential fraud concerns.

2.                                      Premium finance origination procedures

In order to perform the procedures pertaining to the origination and recording of premium finance receivables, we randomly selected 25 Premium Finance Agreements (Contract) each from the Monthly Selected Report Periods payment lists extracted from the Loan Systems for purposes of performing the agreed-upon procedures. We obtained copies of the Contracts from management and performed the following procedures for each of the Contracts selected, noting no exceptions:

a.                                      We agreed the quote number, customer name, and amount financed as reported on the payment lists to the applicable Contract.

b.                                      We obtained the Contract and noted that the signatures of the insured and agent were present, where applicable.

c.                                       We recalculated the arithmetic accuracy of the finance charge and installment payment amounts disclosed in the Contract based upon the terms of the Contract, the annual percentage rate (APR), and the amount financed.

d.                                      We agreed the principal balance and amount financed to the balance reported in the respective Company loan trial balance.

e.                                       We agreed the terms and amounts from the Loan Systems to those outlined in the actual Contract and, if applicable, the amendments to the Contract.

f.                                        We randomly selected a sub-selection of 10 Contracts and related documentation from the 50 Contracts selected above and noted that the following information was on file, noting no exceptions:

i.                            Evidence of appropriate underwriting approval pursuant to IPFS’s Credit Policy.

ii.                         Dun & Bradstreet reports, where required, pursuant to IPFS’s Credit Policy.

iii.                      Quote forms designated acceptable pursuant to IPFS’s Credit Policy.

iv.                     Financial information, as required, pursuant to IPFS’s Credit Policy.

v.                        Evidence of verification of coverage from the insurance company or general agent pursuant to IPFS’s Credit Policy.

vi.                     In cases where loans are originated by Capitol Payment Plan, the Credit Policy included similar procedures for these loans.

3.                                      Finance charge procedures

We randomly selected five Contracts from the 50 Contracts chosen in procedure 2 and performed the following procedures pertaining to the calculation and allocation of finance charges, noting no exceptions:

a.                                      We proved the arithmetic accuracy of the allocation of all payments between principal and interest for each of the Contracts selected and agreed to the Loan Systems.

b.                                      We agreed the allocation of total payments between principal and interest as calculated in procedure 3.a to the actual Contracts selected.

c.                                       We agreed the total finance charge to the Loan Systems.

d.                                      We agreed the annual percentage interest rate as stated in the Contracts to the Loan Systems.

e.                                       We obtained a summary of state restrictions, provided by IPFS, as to the maximum allowable annual percentage interest rate on premium finance contracts. For each of the Contracts selected, the contractual annual percentage interest rate was below the maximum allowable interest rate.

4.                                      Cash procedures

a.                                      We randomly selected 10 cash receipts from each of the Company’s Cash Receipts Reports for one business day during each of the Monthly Selected Report Periods, and performed the following procedures pertaining to the cash receipts function, noting no exceptions:

i.              We agreed the cash receipts to the Loan Systems, verifying the cash had been posted to the applicable account.

ii.             We agreed each cash receipt to the detailed support schedule and traced the totals to the respective bank statement.

b.                                      For the Monthly Servicer Reports from the Monthly Selected Report Periods, we performed the following procedures, noting no exceptions. Items included in quotations below represent line item titles on the Monthly Servicer Reports.

i.                            Agreed the “Monthly Interest” to amounts reported by each funding agent for such settlement period and verified they were disbursed from the Company’s bank account.

ii.                         Agreed the “Investor Servicing Fee for the Prior Monthly Period” to amounts calculated by the Servicer for such settlement period.

iii.                      Agreed any indemnified amounts to amounts reported by each funding agent for such settlement period and traced to the Company’s bank account.

5.             Concentration procedures

We performed the following procedures pertaining to the concentrations by insurance obligors and agents, noting no exceptions:

a.             We selected the five insurance obligors with the largest outstanding balances from the Company Concentration Reports for the Monthly Selected Report Periods, and agreed the insurance obligor ratings, as applicable, to 1) each respective monthly Standard & Poor’s rating; 2) each respective monthly Moody’s rating; and 3) each respective monthly AM Best’s rating.

b.             We agreed the total outstanding balance of the top five insurance obligors from IPFS’s accounting records to the Servicer Report schedules for the Monthly Selected Report Periods.

c.             We agreed the agency name and outstanding balance of the four agents included within the Servicer Reports to the Agent Concentration Reports (including reconciling items) for the Monthly Selected Report Periods.

6.             Aging procedures

We obtained the Monthly Servicer Reports for the Monthly Selected Report Periods and performed the following procedures pertaining to the propriety of the aging reports, noting no exceptions:

a.             We randomly selected 10 premium finance receivables from the Receivables Aging Report supporting each of the applicable Monthly Servicer Reports and agreed these premium finance receivables to the Loan Systems. We noted that each of the premium finance receivables were properly aged on each aging report based upon the scheduled monthly payment due date and the date of the latest payment received (if any).

b.             We agreed the premium finance receivables selected for testing in procedure 6.a. to the Company loan trial balance.

7.             Eligibility procedures

We performed the following procedures pertaining to the eligibility of the 50 premium finance receivables sold selected in procedure 2, noting no exceptions:

a.             We obtained the total insurance premiums, the total down payments received by IPFS, and the length of the premium finance receivable contract and underlying insurance policy from a copy of the original premium finance contract and agreed them to the Loan Systems. We also noted that the original term of the insurance policy, the maturity date of the loan, and the minimum down payment met the eligibility requirements specified in the Base Indenture.

b.             We examined the receivable, noting:

i.        The address of the borrower for each receivable was located in the United States territories or Canada.

ii.        Each receivable at time of sale was not unpaid 1) for more than 30 days from the original due date without cancellation of the related insurance policy, or 2) more than 180 days after cancellation of the related insurance policy.

iii.       Each receivable, at the time of sale, was not a delinquent receivable (unpaid for 30 days or more from the original due date), or, if a delinquent receivable the related insurance policy was cancelled on or before 30 days after the payment due date, and the principal balance of such delinquent receivable was less than or equal to $500,000.

iv.       The receivable was denominated and payable only in U.S. dollars, or, if the Direct Obligor was a resident of Canada, in either U.S. dollars or Canadian dollars.

8.             Collection and charge-off procedures

We randomly selected five premium finance receivables from the Charge-Off Accounts Report from the Loan Systems for the Monthly Selected Report Periods and performed the following procedures for each, noting no exceptions:

a.             We agreed the principal balance of charge-offs on each report to the account detail in the Loan Systems.

b.             We examined the selected charge-offs noting they were relieved within 364 days after the account was cancelled.

9.             Reporting under the terms of the Base Indenture procedures

a.             We performed the following procedures pertaining to the accuracy of the information included in the Monthly Servicer Reports and the Weekly Servicer Reports for the Monthly Selected Report Periods and the Weekly Selected Report Periods, respectively, which were haphazardly selected, noting no exceptions. Items included in quotations below represent line item titles on the Monthly Servicer Reports.

i.         We agreed the “Beginning Net Principal Receivables” to the previous Monthly Servicer Report, and previous Weekly Report.

ii.        We agreed the “Principal Collections” and “Subsequently Transferred Receivables” on each Monthly Servicer Report to IPFS’s records. We agreed the “Subsequently Transferred Receivables” on each Weekly Report to IPFS’s accounting records.

iii.       We agreed the “Ending Net Principal Receivables” and “Ending Defaulted Receivable Balance” of the Monthly Servicer Reports to IPFS’s accounting records.

iv.       We agreed the “Finance Charge Collections” and “Recoveries” of the Monthly Servicer Reports to IPFS’s general ledger.

v.        We recalculated the “Fixed Investor Percentage” and “Floating Investor Percentage” for each investment series on the Monthly Servicer Reports by dividing the “Investor Interest” and “Modified Investor Interest” by the aggregate “Investor Interest” and “Modified Investor Interest”, respectively.

vi.       We agreed the “Aggregate Original Principal of Eligible Receivables Sold during the Month” and “Aggregate Original Premiums for Underlying Policies” to IPFS’s accounting records.

vii.      We recalculated the “Financed Receivable Rate averaged over the three Previous Consecutive Monthly Periods” as reported in the Monthly Servicer Reports by dividing the “Aggregate Original Principal of Eligible Receivables Sold During the Month” by the “Aggregate Original Premiums for Underlying Policies.”

b.             We performed the following procedures pertaining to the accuracy of the information included in the Monthly Servicer Reports for the Selected Report Periods, noting no exceptions:

i.         We agreed the individual amounts reported as “Aging of Overdue Receivables” to the applicable monthly aging reports.

ii.        We agreed the “Charge-Offs” to IPFS’s general ledger.

iii.       We noted that the “Ending Net Principal Receivables Balance” plus amount on deposit in the Company’s bank account exceeded the “Investor Interest”.

c.             We performed the following procedures pertaining to the accuracy of the information included in the Portfolio Performance Triggers section of the Monthly Servicer Reports for the Monthly Selected Report Periods, noting no exceptions:

i.         With respect to the “Defaulted Receivable Rate,” we recalculated the “Average Receivable” by simple average and we agreed the “Charged-Off Receivables” to IPFS’s records. We recalculated the arithmetic accuracy of the “Default Ratio” and the “Three-Month Average” on each report.

ii.        With respect to the “Average Net Portfolio Yield,” we agreed the amounts used to calculate “Excess Spread” to the amounts located elsewhere in the Monthly Servicer Reports. We recalculated the arithmetic accuracy of the “3 Month Average Net Portfolio Yield” on each report.

d.             We performed the following procedures pertaining to the accuracy of the information used in the calculation of the Servicer Statistics section of the Monthly Servicer Reports for the Monthly Selected Report Periods, noting no exceptions.

i.         We recalculated the arithmetic accuracy of the “Tangible Net Worth” calculation by subtracting the “Intangible Assets, Net” and “Goodwill, Net” from the “Total Shareholders’ Equity” as reported in IPFS’s unaudited consolidated financial statements for the appropriate months.

ii.        We agreed the “Consolidated Liabilities” and “Consolidated Net Worth” to IPFS’s unaudited consolidated financial statements for the appropriate months. We recalculated the arithmetic accuracy of the ratio of “Liabilities to Net Worth” by dividing the “Consolidated Liabilities” by the “Consolidated Net Worth”.

We were not engaged to, and did not conduct an examination or review, the objective of which is the expression of an opinion or limited assurance on IPFS’s compliance with the ongoing sale and servicing of premium finance receivables pursuant to the Servicing Agreement. Accordingly, we do not express such an opinion or limited assurance. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

This report is intended solely for the information and use of IPFS Corporation, Wells Fargo Bank, and PFS Financing Corp. It is not intended to be, and should not be, used by any other person or entity, including investors and Nationally Recognized Statistical Rating Organizations, who are not identified in the report as specified parties but who may have access to this report as required by law or regulation.

/s/ Mayer Hoffman McCann P.C.

Kansas City, Missouri
March 20, 2020